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                                                                  Exhibit (j)(1)

                               CONSENT OF COUNSEL

          We consent to the reference to our Firm under the heading "Counsel" in Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Excelsior Funds Trust as filed with the Securities and Exchange Commission on or about July 30, 2004.


/s/ PAUL HASTINGS, JANOFSKY & WALKER LLP
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PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
July 30, 2004